EXHIBIT 10.5

GUARANTY

THIS GUARANTY (this “Guaranty”) is made as of this 20th day of March, 2006, by DANIEL C. MONTANO, an individual residing at 2877 Paradise Road, Unit 901, Las Vegas, NV 89109 (the “Guarantor”) in favor of PROMETHEAN ASSET MANAGEMENT L.L.C., on its own behalf and in its capacity as collateral agent (together with its successors and assigns in such capacity, the “Collateral Agent”) for the benefit of the entities identified on the Schedule of Buyers attached to the Purchase Agreement defined below (together with their successors and assigns, the “Lenders”).

WITNESSETH:

WHEREAS, on March 20, 2006, Lenders made loans and certain other financial accommodations (collectively, the “Loans”) to CardioVascular BioTherapeutics, Inc., a Delaware corporation (“Borrower”), as evidenced by those certain Senior Secured Notes, dated as of the date hereof, made by Borrower payable to Lenders in the original aggregate principal amount of $20,000,000 (such notes, together with any promissory notes or other securities issued in exchange or substitution therefor or replacement thereof, and as any of the same may be amended, restated, modified or supplemented and in effect from time to time, being herein referred to as the “Notes”).

WHEREAS, the Notes are being acquired by Lenders pursuant to a Securities Purchase Agreement with Borrower dated as of March 20, 2006 (as same may be amended, restated, modified or supplemented and in effect from time to time, the “Purchase Agreement”).

WHEREAS, the Guarantor is an affiliate of Borrower and, as such, will derive substantial benefit and advantage from the Loans, and it will be to Guarantor’s direct interest and economic benefit to assist the Borrower in procuring said Loans.

NOW, THEREFORE, for and in consideration of the premises and in order to induce Lenders to make the Loans, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Guarantor hereby agrees as follows:

1. Definitions: Capitalized terms used herein without definition and defined in the Notes are used herein as defined therein. In addition, as used herein:

“Bankruptcy Code” shall mean the Federal Bankruptcy Reform Act of 1978 (11 U.S.C. §101, et seq.), as amended and in effect from time to time thereunder.

“Cardio Vascu-Grow” means a protein which is a member of the fibroblast growth factor family Fibroblast Growth Factor-1, or FGF-1, or any derivative or mutant of such fibroblast growth factor family, developed by Borrower for the purpose of commercializing after approval by the United States Food and Drug Administration or similar foreign agencies for sale as a biologic drug.

“Obligations” shall mean (i) all obligations, liabilities and indebtedness of every nature of the Borrower from time to time owed or owing to the Lenders and Collateral Agent under the Security Documents, the Purchase Agreement, the Notes, the Warrants, the Registration Rights Agreement and the other Transaction Documents (as defined in the Purchase Agreement), including, without limitation, the principal amount of all debts, claims and indebtedness, accrued and unpaid interest and all fees, indemnities, costs and expenses, whether primary, secondary, direct, contingent, fixed or otherwise, heretofore, now and/or from time to time hereafter owing, due or payable whether before or after the filing of a bankruptcy, insolvency or similar proceeding under applicable federal, state, foreign or other law and whether or not an allowed claim in any such proceeding, and (ii) all obligations, liabilities and indebtedness of every nature of the Guarantor from time to time owed or owing to the Lenders and Collateral Agent under or in respect of this Guaranty, the Purchase Agreement, the Notes, the Security Documents, the Warrants, the Registration Rights Agreement and the other Transaction Documents, as the case may be, including, without limitation, the principal amount of all debts, claims and indebtedness, accrued and unpaid interest and all fees, indemnities, costs and expenses, whether primary, secondary, direct, contingent, fixed or otherwise, heretofore, now and/or from time to time hereafter owing, due or payable whether before or after the filing of a bankruptcy, insolvency or similar proceeding under applicable federal, state, foreign or other law and whether or not an allowed claim in any such proceeding.

“Requisite Lenders” means Lenders having more than 50% of the sum of aggregate outstanding principal balance of the Notes.

2. Guaranty of Payment.

(a) Guarantor hereby unconditionally and irrevocably guaranties the full and prompt payment to Lenders and Collateral Agent, on behalf of itself and in its capacity as agent for the benefit of Lenders, when due, upon demand, at maturity or by reason of acceleration or otherwise and at all times thereafter, of any and all of the Obligations.

(b) Guarantor acknowledges that valuable consideration supports this Guaranty, including, without limitation, the consideration set forth in the recitals above, as well as any commitment to lend, extension of credit or other financial accommodation, whether heretofore or hereafter made by Lenders to the Borrower; any extension, renewal or replacement of any of the Obligations; any forbearance with respect to any of the Obligations or otherwise; any cancellation of an existing guaranty; any purchase of any of the Borrower’s assets by any Lender or Collateral Agent; or any other valuable consideration.

(c) Guarantor agrees that all payments under this Guaranty shall be made in United States currency and in the same manner as provided for the Obligations.

(d) The Collateral Agent agrees that if it forecloses on Borrower’s assets or pursues any other remedies available to it under the Transaction Documents (as defined in the Purchase Agreement) or otherwise to recover the Principal and any other Obligations due under the Notes or the Purchase Agreement, the Collateral Agent will proceed to recover first from Borrower until it becomes apparent, in the Collateral Agent’s sole and absolute discretion (or upon the instruction of the Requisite Lenders), that the Collateral Agent will not be able to collect the full amount then owing, due or payable by the Borrower to the Collateral Agent and the Lenders, then the Collateral Agent shall proceed against the Guarantor.

(e) Notwithstanding anything herein to the contrary, the maximum liability of Guarantor under this Guaranty is limited to the aggregate amount of $25,000,000.

3. Costs and Expenses.

Guarantor agrees to pay on demand, all costs and expenses of every kind incurred by any Lender or Collateral Agent: (a) in enforcing this Guaranty, (b) in collecting any of the Obligations from the Borrower or Guarantor, (c) in realizing upon or protecting any collateral for this Guaranty or for payment of any of the Obligations, and (d) in connection with any amendment of, modification to, waiver or forbearance granted under, or enforcement or administration of any Transaction Document or for any other purpose in connection with any Transaction Document to the extent Borrower or Guarantor has an obligation to reimburse Collateral Agent or any Lender for same pursuant to the terms thereof. “Costs and expenses” as used in the preceding sentence shall include, without limitation, reasonable attorneys’ fees incurred by any Lender or Collateral Agent in retaining counsel for advice, suit, appeal, any insolvency or other proceedings under the Bankruptcy Code or otherwise, or for any purpose specified in the preceding sentence.

4. Nature of Guaranty: Continuing, Absolute and Unconditional.

(a) This Guaranty is and is intended to be a continuing guaranty of collectibility of the Obligations, and is intended to be independent of and in addition to any other guaranty, indorsement, collateral or other agreement held by Lenders or Collateral Agent therefor or with respect thereto, whether or not furnished by Guarantor. The obligations of Guarantor to repay the Obligations hereunder shall be unconditional. The obligations of Guarantor to repay the Obligations hereunder shall be unconditional. Guarantor shall have no right of subrogation with respect to any payments made by Guarantor hereunder until the termination of this Guaranty in accordance with Section 8 below, and hereby waives any benefit of, and any right to participate in, any security or collateral given to Lenders to secure payment of the Obligations, and Guarantor agrees that he will not take any action to enforce any obligations of the Borrower to Guarantor prior to the Obligations being finally and irrevocably paid in full in cash, provided that, in the event of the bankruptcy or insolvency of the Borrower, Collateral Agent, for the benefit of itself and Lenders, and Lenders shall be entitled notwithstanding the foregoing, to file in the name of Guarantor or in his own name a claim for any and all indebtedness owing to Guarantor by the Borrower (exclusive of this Guaranty), vote such claim and to apply the proceeds of any such claim to the Obligations.

(b) For the further security of Lenders and without in any way diminishing the liability of the Guarantor, following the occurrence of an Event of Default or a Triggering Event, all debts and liabilities, present or future of the Borrower to the Guarantor and all monies received from the Borrower or for its account by the Guarantor in respect thereof shall be received in trust for Lenders and Collateral Agent and forthwith upon receipt shall be paid over to Collateral Agent, for its benefit and in its capacity as collateral agent for the benefit of Lenders, until all of the Obligations have been paid in full in cash. This assignment and postponement is independent of and severable from this Guaranty and shall remain in full effect whether or not Guarantor is liable for any amount under this Guaranty.

(c) This Guaranty is absolute and unconditional and shall not be changed or affected by any representation, oral agreement, act or thing whatsoever, except as herein provided. This Guaranty is intended by the Guarantor to be the final, complete and exclusive expression of the guaranty agreement between the Guarantor and Lenders. No modification or amendment of any provision of this Guaranty shall be effective against any party hereto unless in writing and signed by a duly authorized officer of such party.

(d) Until all of the Obligations are indefeasibly paid in full in cash, Guarantor hereby releases the Borrower from all, and agrees not to assert or enforce (whether by or in a legal or equitable proceeding or otherwise) any “claims” (as defined in Section 101(5) of the Bankruptcy Code), whether arising under any law, ordinance, rule, regulation, order, policy or other requirement of any domestic or foreign government or any instrumentality or agency thereof, having jurisdiction over the conduct of its business or assets or otherwise, to which the Guarantor is or would at any time be entitled by virtue of his obligations hereunder, any payment made pursuant hereto or the exercise by any Lender or Collateral Agent of its rights with respect to the Collateral, including any such claims to which Guarantor may be entitled as a result of any right of subrogation, exoneration or reimbursement.

5. Certain Rights and Obligations.

(a) Guarantor acknowledges and agrees that Lenders and Collateral Agent, for its benefit and as collateral agent for the benefit of Lenders, may, without notice, demand or any reservation of rights against Guarantor and without affecting Guarantor’s obligations hereunder, from time to time:

(i) renew, extend, increase, accelerate or otherwise change the time for payment of, the terms of or the interest on the Obligations or any part thereof or grant other indulgences to the Borrower or others;

(ii) accept from any person or entity and hold collateral for the payment of the Obligations or any part thereof, and modify, exchange, enforce or refrain from enforcing, or release, compromise, settle, waive, subordinate or surrender, with or without consideration, such collateral or any part thereof;

(iii) accept and hold any indorsement or guaranty of payment of the Obligations or any part thereof, and discharge, release or substitute any such obligation of any such indorser or guarantor, or discharge, release or compromise Guarantor, or any other person or entity who has given any security interest in any collateral as security for the payment of the Obligations or any part thereof, or any other person or entity in any way obligated to pay the Obligations or any part thereof, and enforce or refrain from enforcing, or compromise or modify, the terms of any obligation of any such indorser, guarantor, or person or entity;

(iv) dispose of any and all collateral securing the Obligations in any manner as the Collateral Agent, in its sole discretion (or upon the instruction of the Requisite Lenders), may deem appropriate, and direct the order or manner of such disposition and the enforcement of any and all endorsements and guaranties relating to the Obligations or any part thereof as Collateral Agent in its sole discretion (or upon the instruction of the Requisite Lenders) may determine;

(v) determine the manner, amount and time of application of payments and credits, if any, to be made on all or any part of any component or components of the Obligations (whether principal, interest, fees, costs, and expenses, or otherwise), including, without limitation, the application of payments received from any source to the payment of indebtedness other than the Obligations even though Lenders might lawfully have elected to apply such payments to the Obligations to amounts which are not covered by this Guaranty; and

(vi) take advantage or refrain from taking advantage of any security or accept or make or refrain from accepting or making any compositions or arrangements when and in such manner as Collateral Agent, in its sole discretion (or upon the instruction of the Requisite Lenders), may deem appropriate;

and generally do or refrain from doing any act or thing which might otherwise, at law or in equity, release the liability of Guarantor as a guarantor or surety in whole or in part, and in no case shall Lenders or Collateral Agent be responsible or shall Guarantor be released either in whole or in part for any act or omission in connection with Lenders or Collateral Agent having sold any security at less than its value.

(b) Following the occurrence of an Event of Default or a Triggering Event, and upon demand by Collateral Agent (provided that the Collateral Agent shall make such demand at the request of the Requisite Lenders), Guarantor hereby agrees to pay the Obligations to the extent hereinafter provided:

(i) without deduction by reason of any setoff, defense (other than payment) or counterclaim of the Borrower;

(ii) without requiring presentment, protest or notice of nonpayment or notice of default to Guarantor, to the Borrower or to any other person or entity;

(iii) without demand for payment or proof of such demand or filing of claims with a court in the event of receivership, bankruptcy or reorganization of the Borrower;

(iv) without requiring notice of acceptance hereof or assent hereto by any Lender or Collateral Agent; and

(v) without requiring notice that any of the Obligations has been incurred, extended or continued or of the reliance by any Lender or Collateral Agent upon this Guaranty;

all of which Guarantor hereby waives.

(c) Guarantor’s obligation hereunder shall not be affected by any of the following, all of which Guarantor hereby waives:

(i) any failure to perfect or continue the perfection of any security interest in or other lien on any collateral securing payment of any of the Obligations or Guarantor’s obligation hereunder;

(ii) the invalidity, unenforceability, propriety of manner of enforcement of, or loss or change in priority of any document or any such security interest or other lien or guaranty of the Obligations;

(iii) any failure to protect, preserve or insure any such collateral;

(iv) failure of Guarantor to receive notice of any intended disposition of such collateral;

(v) any defense arising by reason of the cessation from any cause whatsoever of liability of the Borrower including, without limitation, any failure, negligence or omission by any Lender or Collateral Agent in enforcing its claims against the Borrower;

(vi) any release, settlement or compromise of any obligation of the Borrower or any other guarantor of the Obligations;

(vii) the invalidity or unenforceability of any of the Obligations;

(viii) any change of ownership of the Borrower or any other guarantor of the Obligations or the insolvency, bankruptcy or any other change in the legal status of the Borrower or any other guarantor of the Obligations;

(ix) any change in, or the imposition of, any law, decree, regulation or other governmental act which does or might impair, delay or in any way affect the validity, enforceability or the payment when due of the Obligations;

(x) the existence of any claim, setoff or other rights which the Guarantor, Borrower, any other guarantor of the Obligations or any other person or entity may have at any time against any Lender, Collateral Agent or the Borrower in connection herewith or any unrelated transaction;

(xi) any Lender’s or Collateral Agent’s election in any case instituted under chapter 11 of the Bankruptcy Code, of the application of section 1111(b)(2) of the Bankruptcy Code;

(xii) any use of cash collateral, or grant of a security interest by the Borrower, as debtor in possession, under sections 363 or 364 of the Bankruptcy Code;

(xiii) the disallowance of all or any portion of any of any Lender’s or Collateral Agent’s claims for repayment of the Obligations under sections 502 or 506 of the Bankruptcy Code; or

(xiv) any other fact or circumstance which might otherwise constitute grounds at law or equity for the discharge or release of Guarantor from his obligations hereunder,

all whether or not Guarantor shall have had notice or knowledge of any act or omission referred to in the foregoing clauses (i) through (xiii) of this subsection 5(c).

6. Representations and Warranties.

Guarantor further represents and warrants to Lenders and Collateral Agent that: (a) Guarantor is an individual citizen of the United States residing at 2877 Paradise Road, Unit 901, Las Vegas, NV 89109, (b) Guarantor has full power, authority and legal right to execute and deliver, and to perform his obligations under, this Guaranty; (c) this Guaranty has been duly executed and delivered by Guarantor and constitutes a legal, valid and binding obligation of Guarantor enforceable against Guarantor in accordance with its terms, except to the extent that such enforceability is subject to applicable bankruptcy, insolvency, reorganization, fraudulent conveyance and moratorium laws and other laws of general application affecting enforcement of creditors’ rights generally, or the availability of equitable remedies, which are subject to the discretion of the court before which an action may be brought; and (d) the execution, delivery and performance by Guarantor of this Guaranty do not require any action by or in respect of, or filing with, any governmental body, agency or official or any other person and do not violate, conflict with or cause a breach or a default under any provision of applicable law or regulation or of any agreement, judgment, injunction, order, decree or other instrument binding upon him.

7. [Reserved].

8. Termination.

This Guaranty shall remain in full force and effect until the later of (a) March 20, 2007 and (b) the first date on which the Borrower receives any revenue from the retail or wholesale sale of Cardio Vascu-Grow after its approval by the United States Food and Drug Administration for general distribution; provided, that this Guaranty shall remain in full force and effect despite the occurrence of any event described in the foregoing clause (a) or (b) if (i) an Event of Default has occurred and is continuing, (ii) a Triggering Event has occurred and is continuing, (iii) an event that with the giving of notice or passage of time would constitute an Event of Default or a Triggering Event has occurred and is continuing, or (iv) any holder of Notes has delivered, or has the right to deliver, to Borrower a notice of Event of Default or Triggering Event unless such notice has been rescinded in its entirety or a court of competent jurisdiction has issued a final non-appealable judgment that there has been no Event of Default or Triggering Event. Notwithstanding anything set forth in the foregoing to the contrary, this Guaranty shall terminate upon the indefeasible payment in full in cash (or through conversion into the Borrower’s common stock in accordance with the terms of the Notes) of all of the portion of the Obligations represented by the Notes. Thereafter, but subject to the following, Collateral Agent, on its behalf and as agent for Lenders, shall take such action and execute such documents as the Guarantor may request (and at the Guarantor’s cost and expense) in order to evidence the termination of this Guaranty. Payment of all of the Obligations from time to time shall not operate as a discontinuance of this Guaranty. Guarantor further agrees that, to the extent that the Borrower makes a payment or payments to Lenders or Collateral Agent on the Obligations, or Lenders or Collateral Agent receive any proceeds of collateral securing the Obligations or any other payments with respect to the Obligations, which payment or receipt of proceeds or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be returned or repaid to the Borrower, its estate, trustee, receiver, debtor in possession or any other person or entity, including, without limitation, the Guarantor, under any insolvency or bankruptcy law, state or federal law, common law or equitable cause, then to the extent of such payment, return or repayment, the obligation or part thereof which has been paid, reduced or satisfied by such amount shall be reinstated and continued in full force and effect as of the date when such initial payment, reduction or satisfaction occurred, and this Guaranty shall continue in full force notwithstanding any contrary action which may have been taken by any Lender or Collateral Agent in reliance upon such payment, and any such contrary action so taken shall be without prejudice to any Lender’s or Collateral Agent’s rights under this Guaranty and shall be deemed to have been conditioned upon such payment having become final and irrevocable.

9. [Reserved].

10. Assumption of Liens and Obligations.

To the extent that Guarantor has received or shall hereafter receive distributions or transfers from the Borrower of property or cash that are subject, at the time of such contribution, to liens and security interests in favor of Lenders in accordance with the Notes, the Security Agreement or any other Security Document, Guarantor hereby expressly agrees that (i) he shall hold such assets subject to such liens and security interests, and (ii) he shall be liable for the payment of the Obligations secured thereby. Guarantor’s obligations under this Section 10 shall be in addition to his obligations as set forth in other sections of this Guaranty and not in substitution therefor or in lieu thereof.

11. Miscellaneous.

(a) The term “Borrower” as used in this Guaranty shall include: (i) any successor individual or individuals, association, partnership, limited liability company or corporation to which all or substantially all of the business or assets of the Borrower shall have been transferred and (ii) any other association, partnership, limited liability company, corporation or entity into or with which the Borrower shall have been merged, consolidated, reorganized, or absorbed. The term “Guarantor” as used in this Guaranty shall include any heir, representative, or assign of the Guarantor.

(b) Without limiting any other right of any Lender or Collateral Agent, whenever any Lender or Collateral Agent has the right to declare any of the Obligations to be immediately due and payable (whether or not it has been so declared), Collateral Agent, on its behalf and in its capacity as agent for the benefit of Lenders, at its sole election without notice to the undersigned may (and, at the request of the Requisite Lenders, the Collateral Agent shall) appropriate and set off against the Obligations:

(i) any and all indebtedness or other moneys due or to become due to Guarantor by any Lender or Collateral Agent in any capacity; and

(ii) any credits or other property belonging to Guarantor (including all account balances, whether provisional or final and whether or not collected or available) at any time held by or coming into the possession of any Lender or Collateral Agent, or any affiliate of any Lender or Collateral Agent, whether for deposit or otherwise;

whether or not the Obligations or the obligation to pay such moneys owed by any Lender or Collateral Agent is then due, and the applicable Lender or Collateral Agent shall be deemed to have exercised such right of set off immediately at the time of such election even though any charge therefor is made or entered on such Lender’s or Collateral Agent’s records subsequent thereto. Collateral Agent agrees to notify Guarantor in a reasonably practicable time of any such set-off; however, failure to so notify Guarantor shall not affect the validity of any set-off.

(c) No course of dealing between the Borrower or Guarantor and Lenders or Collateral Agent and no act, delay or omission by Lenders or Collateral Agent in exercising any right or remedy hereunder or with respect to any of the Obligations shall operate as a waiver thereof or of any other right or remedy, and no single or partial exercise thereof shall preclude any other or further exercise thereof or the exercise of any other right or remedy. Any Lender or Collateral Agent may remedy any default by the Borrower under any agreement with the Borrower or with respect to any of the Obligations in any reasonable manner without waiving the default remedied and without waiving any other prior or subsequent default by the Borrower. All rights and remedies of Lenders and Collateral Agent hereunder are 5 cumulative.

(d) This Guaranty shall inure to the benefit of each Lender and Collateral Agent, and each such entity’s successors and assigns.

(e) Collateral Agent may assign its rights hereunder without the consent of Guarantor, in which event such assignee shall be deemed to be Collateral Agent hereunder with respect to such assigned rights.

(f) Captions of the sections of this Guaranty are solely for the convenience of the parties hereto, and are not an aid in the interpretation of this Guaranty and do not constitute part of the agreement of the parties set forth herein.

(g) If any provision of this Guaranty is unenforceable in whole or in part for any reason, the remaining provisions shall continue to be effective.

(h) Guarantor hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that he is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Guarantor hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to him under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. The Parties acknowledge that each of the Lenders has executed each of the Transaction Documents to be executed by it in the State of

New York and will have made the payment of the Purchase Price (as defined in the Purchase Agreement) from its bank account located in the State of New York.

(i) All notices, approvals, requests, demands and other communications hereunder shall be delivered or made in the manner set forth in, and shall be effective in accordance with the terms of, the Purchase Agreement; provided, that any communication shall be effective as to Guarantor if made or sent to the Guarantor at his address set forth beneath his signature on the signature page to this Agreement in accordance with the foregoing.

(j) Guarantor covenants and agrees that until indefeasible payment in full in cash of all the Obligations and termination of this Guaranty and the Transaction Documents with respect to such obligations, Guarantor shall not transfer, gift, deliver or sell any material portion of his assets or property to Guarantor’s spouse or other family members.

12. WAIVERS.

(a) GUARANTOR WAIVES THE BENEFIT OF ALL VALUATION, APPRAISAL AND EXEMPTION LAWS.

(b) UPON THE OCCURRENCE OF A DEFAULT, AN EVENT OF DEFAULT OR A TRIGGERING EVENT, GUARANTOR HEREBY WAIVES ALL RIGHTS TO NOTICE AND HEARING OF ANY KIND PRIOR TO THE EXERCISE BY ANY LENDER OR COLLATERAL AGENT, ON ITS BEHALF AND IN ITS CAPACITY AS AGENT FOR THE BENEFIT OF LENDERS, OF ITS RIGHTS TO REPOSSESS THE COLLATERAL WITHOUT JUDICIAL PROCESS OR TO REPLEVY, ATTACH OR LEVY UPON THE COLLATERAL WITHOUT PRIOR NOTICE OR HEARING. GUARANTOR ACKNOWLEDGES THAT HE HAS BEEN ADVISED BY COUNSEL OF HIS CHOICE WITH RESPECT TO THIS TRANSACTION AND THIS GUARANTY.

(c) GUARANTOR WAIVES HIS RIGHTS TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR RELATED TO THIS GUARANTY, OR THE TRANSACTIONS CONTEMPLATED HEREBY, IN ANY ACTION, PROCEEDING OR OTHER LITIGATION OF ANY TYPE BROUGHT BY ANY LENDER OR COLLATERAL AGENT. GUARANTOR AGREES THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY A COURT TRIAL WITHOUT A JURY. WITHOUT LIMITING THE FOREGOING, GUARANTOR FURTHER AGREES THAT HIS RIGHT TO A TRIAL BY JURY IS WAIVED BY OPERATION OF THIS SECTION AS TO ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THIS GUARANTY OR ANY PROVISION HEREOF. THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS GUARANTY.

13. Counterparts; Headings. This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to each other party; provided that a facsimile signature shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original, not a facsimile signature.

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IN WITNESS WHEREOF, Guarantor has executed this Guaranty as of the date first written above.

/s/ Daniel C. Montano
By: Daniel C. Montano

Address:

2877 Paradise Road, Unit 901 Las Vegas, NV 89109

[Signature Page to Personal Guaranty]